Exhibit 10.1

THIS AMENDING AGREEMENT is made the 24th day of May, 2018

BETWEEN:

(1)	ECRENT CAPITAL HOLDINGS LIMITED, a company incorporated in the British Virgin Islands and whose registered office is at Sea Meadow House, Blackburne Highway, (P.O. Box 116), Road Town, Tortola, British Virgin Islands (the “Licensor”); and

(2)	SHARING ECONOMY INVESTMENT LIMITED, a company incorporated in the British Virgin Islands and whose registered office is at Sea Meadow House, Blackburne Highway, (P.O. Box 116), Road Town, Tortola, British Virgin Islands (the “Licensee”).

WHEREAS:

(A)	The Licensor and the Licensee have entered into a license agreement dated 8th May 2018 (the “Original Agreement”) and they now wish to amend the Original Agreement as appears below.

(B)	The Licensor and the Licensee both intend for this amending agreement to be deemed to have taken effect from 24th May 2018.

IT IS HEREBY AGREED as follows:

1.	STATUS OF THIS AMENDING AGREEMENT

1.1.	This amending agreement is supplemental to the Original Agreement. Except as expressly amended by this amending agreement, the Original Agreement shall remain in full force and effect.

1.2.	Terms defined in the Original Agreement shall have the same meaning in this amending agreement unless otherwise provided by this amending agreement.

2.	AMENDMENTS

2.1.	Clause 7.1 of the Original Agreement shall be deleted in its entirety and replaced with the following words:

“Subject to Clause 7.2, and in consideration of and as payment in full for the rights and licenses hereby granted and the services provided by the Licensor in accordance with this Agreement, the Licensee shall issue to the Licensor 250,000 shares in SEII at the Issued Price of US$4.30 per share (the “Issued Shares”).”

2.2.	Clause 8.1 of the Original Agreement shall be deleted in its entirety and replaced with the following words:

“The Licensor guarantees that the Business will generate revenue of US$10,000,000 (the “Guaranteed Revenue”) and gross profit of US$1,940,000 (the “Guaranteed Gross Profit”) for the Term.”

2.3.	Clause 8.2(a) of the Original Agreement shall be deleted in its entirety and replaced with the following words:

“in the event that the Business fails to generate the Guaranteed Revenue only, the Licensor shall, no later than one (1) calendar month after the issue of SEII’s quarterly results for the second quarter of 2019, return to the Licensee such proportion of the Issued Shares as is equal to the ratio of the amount of shortfall in revenue for the Term to the Guaranteed Revenue; or pay to the Licensee an amount equivalent to such proportion of Issued Shares at the Issued Price in cash, the choice of which will be made by the Licensee at its sole and absolute discretion;”

2.4.	Clause 8.2(b) of the Original Agreement shall be deleted in its entirety and replaced with the following words:

“in the event that the Business fails to generate the Guaranteed Gross Profit only, the Licensor shall, no later than one (1) calendar month after the issue of SEII’s quarterly results for the second quarter of 2019, return to the Licensee such proportion of the Issued Shares as is equal to the ratio of the amount of shortfall in gross profit for the Term to the Guaranteed Gross Profit; or pay to the Licensee an amount equivalent to such proportion of Issued Shares at the Issued Price in cash, the choice of which will be made by the Licensee at its sole and absolute discretion; or”

2.5.	Clause 12.1 of the Original Agreement shall be deleted in its entirety and replaced with the following words:

“The Term of this Agreement shall be effective on the date the conditions precedent set forth in Clause 7.2 have been satisfied (the “Effective Date”) and continue in effect until 30 June 2019 (the “Expiration Date”) unless terminated earlier in accordance with any of the express provisions of this Agreement.”

3.	FURTHER AGREEMENT

3.1.	The provisions of Clauses 15 and 17 of the Original Agreement shall apply to this amending agreement, mutatis mutandis, as if incorporated in full herein.

3.2.	This amending agreement shall be deemed to have taken effect from 24th May 2018 to the effect that:

(a)	all rights arising from or in connection with the Original Agreement in its original form which may have accrued from 24th May 2018 to the date of execution of this agreement shall be waived; and

(b)	all rights and obligations arising from or in connection with the Original Agreement as amended by this amending agreement shall have taken effect and started to accrue from 24th May 2018.

IN WITNESS whereof this amending agreement has been executed by or on behalf of the parties as a deed.

SEALED WITH THE COMMON SEAL of ECRENT CAPITAL HOLDINGS LIMITED and SIGNED by CHAN TIN CHI Title: Director for and on behalf of ECRENT CAPITAL HOLDINGS LIMITED Date: 24th May 2018	) ) )

Witnessed by

Signature of witness:________________

SEALED WITH THE COMMON SEAL of SHARING ECONOMY INVESTMENT LIMITED and SIGNED by PING KEE LAU Title: Director for and on behalf of SHARING ECONOMY INVESTMENT LIMITED Date: 24th May 2018	) ) )

Witnessed by

Signature of witness:________________

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